                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                         THE EQUI-SELECT SERIES TRUST
                         ----------------------------
               (Name of Registrant as Specified In Its Charter)

                         THE EQUI-SELECT SERIES TRUST
                         ----------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                     THE EQUI-SELECT SERIES TRUST
                   1001 JEFFERSON STREET, SUITE 400
                         WILMINGTON, DE 19801
                             800-366-0066

                           PROXY STATEMENT

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         [__________], 1998

To the Shareholders of the Equi-Select Series Trust:

A Special Meeting ("Meeting") of the Shareholders of the International Fixed Income Portfolio (the "Portfolio") of the Equi-Select Series Trust ("Trust") (the "Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on [________], 1998, at 10:00 a.m.,
local time. At the Meeting, shareholders of the Portfolio will be asked to approve the following proposal:

     To approve a new Portfolio Management Agreement with respect to the Portfolio among the Trust, Directed Services, Inc. and Baring International Investment Limited;

and to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees



[__________], 1998                      Myles R. Tashman, Secretary

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.

                     THE EQUI-SELECT SERIES TRUST
                   1001 JEFFERSON STREET, SUITE 400
                         WILMINGTON, DE 19801
                             800-366-0066

                           PROXY STATEMENT

                    SPECIAL MEETING OF SHAREHOLDERS

                          [________], 1998

     The enclosed proxy is solicited by the Board of Trustees (the "Board") of the Equi-Select Series Trust (the "Trust") to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on [________], 1998, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is [_______], 1998.

     The Board has fixed the close of business on March 31, 1998, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

     The presence in person or by proxy of the holders of thirty percent of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Portfolio were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

     The Trust is comprised of nine operational portfolios (each a "Portfolio"). Shares of each Portfolio currently are offered to affiliated insurance company separate accounts to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by insurance companies. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with interpretations of the Investment Company Act of 1940 (the "1940 Act"), each insurance company ("Participating Insurance Company") issuing a Variable Contract funded by a registered separate account for which the Trust serves as an investment medium is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such insurance company will vote Shares or other voting interests in the separate account in proportion to the voting instructions received from Variable Contract Owners. The insurance company is also required to vote Shares of the Portfolio held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Portfolio and the number of Shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that participating insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on [_________], 1998, as the last day on which voting instructions will be accepted.

     The Trust knows of no items of business other than those mentioned in the Notice of Meeting that accompanies this Proxy Statement to be presented at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

INTRODUCTION

     As described in the Trust's prospectus, investment management services are provided to the Trust and to each of its several Portfolios by Directed Services, Inc. ("DSI"). DSI is a New York corporation and a wholly owned subsidiary of ING Groep, N.V. ("ING"), a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. On January 2, 1998, DSI, an affiliate of Equitable Investment Services, Inc. ("EISI"), the named investment advisor, assumed the responsibilities of EISI under the Investment Advisory Agreement dated October 24, 1997. Subject to the supervision and approval of the Board and of the shareholders of the respective Portfolio, DSI is responsible for engaging various investment advisory organizations (each, a "Sub-Advisor") to provide portfolio management services to the respective Portfolio. DSI is also responsible for monitoring and evaluating the performance of the various Sub-Advisors. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interests - and those of its shareholders - are best served by, through the medium of the Trust's several series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI is pursuing this goal by employing Sub-Advisors whose differing styles cover the investment spectrum, from those that favor value-oriented investing to aggressive growth. DSI believes that the proposals set forth in this Proxy Statement represent several steps toward furthering this goal. The proposal in this Proxy Statement was presented to a meeting of the Trust's Board of Trustees ("Board") on February 14, 1998, with the recommendation of DSI, and has been considered and approved by the Board, including those Board members ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 ("1940 Act").

     BACKGROUND INFORMATION. Baring International Investment Limited ("BIIL"), located at 155 Bishopsgate London, is registered under the Investment Advisor's Act of 1940 and provides investment management services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"). BAMHL, a company registered is England and Wales, is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM"). BAMHL, an affiliate of DSI, is also a wholly owned subsidiary of ING.

     BAM provides global investment management services and maintains major investment offices in Boston, London, Hong Kong and Tokyo, and together with its predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1997, BAM managed approximately $36.1 billion of assets.

     Paul Thursby, Investment Manager, will be responsible for the day-to-day management of the International Fixed Income Portfolio. Mr. Thursby has been an investment professional with BIIL since 1991 and has 18 years of investment experience. He is a specialist in the Japanese domestic bond market and lives in Japan for two years while working for Prudential Bache. He has recently been recognized by

Micropal for his outstanding management of Fixed Income funds. He is a senior member of the Fixed Income and Currency Team and sits on the Fixed Income Strategy Group. His specialization is the construction of diversified portfolios on behalf of U.S., U.K. and Japanese clients.

Directors and Executive Officers
John Bolsover; Chairman
David Brennan; Chief Executive Officer
Michael Banton; Chief Investment Officer
Donald Walker ; Director of Investment Process
[____________]; Director
[____________]; Director
[____________]; Director
[____________]; Director

     BIIL does not act as investment adviser to any other U.S. registered investment companies with investment objectives and policies similar to those of the International Fixed Income Portfolio.

     PROPOSAL RELATING TO INVESTMENT ADVISORY ARRANGEMENT. At the Meeting, shareholders of the International Fixed Income Portfolio are being asked to approve an investment advisory contract with Baring International Investment Limited. In addition to the information about the proposed Sub-Advisor, the text of the Sub-Advisory Agreement is included in this Proxy Statement as Exhibit A. Approval of the Sub-Advisory Agreement requires the approval of "a majority of the outstanding voting securities" of the Portfolio. Under the 1940 Act, this term means (i) 67% of the outstanding securities of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding securities of the Portfolio, whichever is less.

     ANNUAL REPORT. The Trust's 1997 Annual Report to Shareholders was mailed to shareholders on or about February 27, 1998. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF AN ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

           PROPOSAL: APPROVAL OF INTERNATIONAL FIXED INCOME PORTFOLIO
                              SUB-ADVISORY AGREEMENT

     SUMMARY OF NEW SUB-ADVISORY ARRANGEMENT. The investment objective of the International Fixed Income Portfolio is high total return. The Portfolio seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. At a meeting of the Board held on February 14, 1998, the Board approved the engagement of BIIL pursuant to an agreement among DSI, BIIL and the Trust ("BIIL Agreement"). The terms and conditions of the BIIL Agreement, including the portfolio management fee, are substantially the same as those of the Current Agreement.

If the BIIL Agreement is approved by the shareholders of the International Fixed Income Portfolio, the BIIL Agreement will become effective on May 1, 1998, and, unless sooner terminated, the BIIL Agreement will remain in force until May 1, 2000. The BIIL Agreement will continue in effect from year to year thereafter in accordance with its terms.

                 THE BOARD OF TRUSTEES RECOMMENDS THE YOU VOTE
                                 "FOR" PROPOSAL 1.

     DISCUSSION OF PROPOSAL 1. If this proposal is approved by shareholders of the International Fixed Income Portfolio, BIIL will serve as the Sub-Advisor of the Portfolio in accordance with the BIIL Agreement as approved.

     CONSIDERATIONS OF THE BOARD. At a meeting of the Board held on February 14, 1998, the Board, including a majority of the Independent Trustees, approved the BIIL Agreement. The Board considered information provided to it relating to the management style and past performance record of BIIL. The Board was also presented with information relating to the nature and quality of the services to be provided by BIIL, the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Portfolio, other entities to which BIIL provides investment advisory services and the relationship between DSI and Baring. The Board also considered the fact that the terms and conditions pursuant to which BIIL would provide its services were substantially the same as those contained in the Current Agreement.

     DESCRIPTION OF THE BIIL AGREEMENT. The terms and conditions set forth in the BIIL Agreement are identical to those contained in the Current Agreement except for the description of the sub-advisor, the effective and termination dates. Both agreements require the sub-advisor, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Portfolio, or that portion of such assets as may be, from time to time allocated to it. Under both agreements, the named sub-advisor is responsible, among other things, for the provision of investment research and management of all investments and the selection of brokers and dealers through which securities transactions are executed. The agreements each also provide that the sub-advisor will not be liable to the Trust for any act or omission connected with or arising out of any services rendered under the agreement, except losses that may be sustained by reason of willful misfeasance, bad faith or gross negligence on the part of the sub-advisor. Each of the agreements also provides for its termination, at any time and without penalty, either by the Trust, DSI or by the sub-advisor, in each case upon sixty days' written notice, and for its termination in the event of an "assignment" as described in the 1940 Act.

     If approved at the Meeting, the BIIL Agreement will continue in effect for two years from its effective date, unless sooner terminated. Thereafter, unless sooner terminated, the BIIL Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by
(i) a majority of the Board or the vote of the holders of a majority of the Portfolio' outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. The Current Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on August 19, 1997, and by the shareholders of the Portfolio on October 9, 1997.

                    ADDITIONAL INFORMATION ABOUT THE TRUST

Outstanding Shares. As of the Record Date, the Portfolio had [________] shares outstanding.

     SHAREHOLDERS OF THE TRUST. As of the Record Date, no persons were known to the Trust to be the beneficial owner of more than 5% of the Shares of the Portfolio.

     OFFICERS OF THE TRUST. The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

PAUL E. LARSON, age 45, serves as Treasurer and Principal Financial Officer of the Trust. Additionally, he is President and Director of many of the Equitable Life of Iowa Companies. Prior to January 1998, he served as Executive Vice President and Chief Financial Officer Equitable of Iowa Companies and may of its subsidiaries, since 1977.

MYLES R. TASHMAN, age 55 serves as Secretary of the Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993, General Counsel since July, 1996 an director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July, 1996 an Director since January 1998; Assistant Secretary, Equitable Life since 1996; Executive Vice President,

Secretary, General Counsel and Director since 1996;
formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).

KIMBERLY K. KRUMVIEDE, age 31, serves as Vice President of the Trust. Additionally, she is Managing Director, Treasurer/Secretary of EISI since February, 1996. Director - Administration, Treasurer/Secretary of EISI from June, 1994 to January, 1996. Principal - Research Adviser from April, 1994 to June, 1994; Chief Financial Officer, Joliet Concrete Products, Inc., Joliet, Illinois, from September, 1991 to March, 1994.

ERIC J. ENGSTROM, age 30, serves as Assistant Vice President and Principal Accounting Officer of the Trust. Additionally, he is a Financial Analyst for EISI since October 1996. Previously, he has served as Senior Accountant for Aldridge, Borden & Co from September 1995 to September 1996 Assistant to the CEO for the Intravenous Nurses Society from September 1994 to August 1995; Ph.D. student at the University of Chicago's Graduate School of Business from October 1992 to August 1994.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned, as required the Trust's Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     COSTS OF SOLICITATION. The costs associated with the Meeting will be paid by DSI. Neither the Trust nor its Shareholders will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.

     OTHER BUSINESS AND SHAREHOLDER PROPOSALS. The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

     Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

     Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.

By Order of the Board of Trustees

____________________________
Myles R. Tashman
Secretary

[________], 1998
Wilmington, Delaware

                           VOTING INSTRUCTION/PROXY
                         THE EQUI-SELECT SERIES TRUST
     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by participating insurance companies and funded by separate accounts of a participating insurance companies hereby instructs shares of the International Fixed Income Portfolio of the Equi-Select Series Trust (the "Trust") attributable to his or her Contract at the Meeting of Shareholders of the Trust to be held on [_____________], 1998, at 10:00 a.m., EDT, 1001 Jefferson Street, Suite 400, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the participating insurance companies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.


[Contract Number]
[Name of Contract Owner]
[Name of Joint Owner]
[Address 1]
[Address 2]
[Address 3]
[City], [State] [Zip Code]

     This voting instruction is solicited on behalf of the Board of Trustees of the Trust. The Board of Trustees of the Trust recommends that you vote FOR all of the following proposals. The costs associated with the Meeting will be paid by Directed Services, Inc. ("DSI"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.

     UNITS     PROPOSAL                                 FOR   AGAINST   ABSTAIN
               To approve a new Portfolio Management
               Agreement with respect to the
               Portfolio among the Trust, Directed
               Services, Inc. and Baring International
               Investment Limited:                      /  /   /  /       /  /

     This voting instruction will be voted as specified. If NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. If this voting instruction is not returned properly executed, such votes will be cast by the pertinent participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.

PLEASE VOTE, SIGN EXACTLY AS LISTED BELOW AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT:
Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.


                                           Date:______________________, 1998


                                           _________________________________
                                           Contract Owner


                                           _________________________________
                                           Joint Owner (If Any)